UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2018
Universal Technical Institute, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 100, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	623-445-9500
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Bryce H. Peterson, our Executive Vice President and Chief Financial Officer, has left our company effective May 14, 2018 to pursue other interests. In connection with Mr. Peterson’s departure, he will be eligible to receive severance pursuant to our Severance Plan, as amended October 2015.

Effective May 14, 2018, Scott Yessner has been appointed as Interim Chief Financial Officer. Mr. Yessner will serve as our principal financial officer and principal accounting officer until a permanent Chief Financial Officer is appointed. Mr. Yessner is currently employed by Ranstad Professionals US, LLC, d/b/a Tatum (“Tatum”), a professional services firm, and will be providing his services pursuant to an Interim Services Agreement. We will compensate Tatum at the rate of $13,500 per week of service rendered by Mr. Yessner.

Mr. Yessner, age 48, has served as a consultant since 2016 and with Tatum since 2017. Prior to joining Tatum, Mr. Yessner served as founder and Chief Executive Officer of The Balance Sheet Company, LLC from 2013 to 2015. Mr. Yessner served as Group Chief Financial Officer Wealth and Corporate Banking for MUFG Union Bank from 2010 to 2013. From 2008 to 2010, Mr. Yessner served as Group Chief Financial Officer for Wells Fargo Advisors/Wachovia Securities. Prior to that, Mr. Yessner held various financial leadership roles at Countrywide Financial Corporation and Jackson National Life Insurance Company. Mr. Yessner holds a Bachelor of Economics degree from the University of California, Los Angeles and is a certified public accountant.

On May 14, 2018, we issued a press release announcing the departure of Mr. Peterson and the appointment of Mr. Yessner. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Universal Technical Institute, Inc., dated May 14, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

May 17, 2018	By:	/s/ Chad A. Freed

Name: Chad A. Freed
Title: General Counsel, Executive Vice President of Corporate Development